Statement of Additional Information (SAI) Supplement American Century World Mutual Funds, Inc.
Supplement dated May 19, 2023 ■ SAI dated April 1, 2023

The following replaces the entry for Keith Creveling in the Ownership of Securities table on pages 36-37 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Focused Global Growth
Keith Creveling	G

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